Annual Report o October 31, 1998


      CitiFunds(SM)

         Intermediate
         Income Portfolio


BONDS

================================================================================
                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
================================================================================

TABLE OF CONTENTS

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO

Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     3
--------------------------------------------------------------------------------
Portfolio Highlights                                                           3
--------------------------------------------------------------------------------
Fund Performance                                                               4
--------------------------------------------------------------------------------
Portfolio of Investments                                                       5
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                            8
--------------------------------------------------------------------------------
Statement of Operations                                                        8
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                             9
--------------------------------------------------------------------------------
Financial Highlights                                                          10
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 11
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  16
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   This annual report covers the period from January 1, 1998, through October 31, 1998, for the CitiFundsSM Intermediate Income Portfolio. This reporting period reflects a recent change in the Portfolio's fiscal year, which now ends on October 31. Accordingly, you will receive shareholder reports every six months, as of April 30 and October 31 of each calendar year.

   Much of the 10-month period ended October 31, 1998 saw a continuation of generally positive economic conditions in the United States. However, over the past several months, the spreading financial crisis overseas has caused prices in the U.S. stock market and some sectors of the U.S. bond market to decline.

   In our view, recent market volatility once again confirms the benefits of diversification. By allocating your investment assets among a number of different markets, you may be able to reduce the effects of heightened volatility on your overall portfolio. In our view, CitiFunds Intermediate Income Portfolio can play a valuable role as part of such a diversified investment portfolio.

   Thank you for your continued confidence and participation.


Sincerely,

/s/ Philip W. Coolidge

Philip W. Coolidge
President
November 20, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK
   SO FAR, 1998 HAS PROVIDED MIXED RESULTS FOR FIXED-INCOME INVESTORS. A slowing U.S. economy, persistently low inflation and declining long-term interest rates have been good for prices of U.S. Treasury securities. These direct obligations of the federal government rallied during the second and third quarters of 1998, when it became clearer to investors that financial instability overseas would prevent the U.S. economy from overheating and rekindling inflation pressures. In fact, economic growth slowed substantially, and yields on U.S. Treasury bonds fell to their lowest levels in more than 30 years. When yields decline, bond prices rise and provide capital appreciation for investors.
   OTHER TYPES OF FIXED-INCOME SECURITIES HAVE NOT BENEFITTED AS MUCH FROM THESE ECONOMIC CONDITIONS, however. That's because spreading financial instability overseas has created a "flight to quality" among foreign and domestic investors, who have generally avoided all sectors of the U.S. bond market except Treasury securities. Prices of corporate bonds and even U.S. agency securities fell relative to U.S. Treasury securities when risk-averse investors shifted their assets away from these markets.
   The Fund was well positioned to take advantage of these influences. In anticipation of declining interest rates, we maintained the portfolio's AVERAGE DURATION -- a measure of sensitivity to changing interest rates -- toward the long end of its range. Accordingly, we were able to maintain higher yields as interest rates fell. In addition, WE MAINTAINED OUR NEUTRAL ALLOCATIONS TO U.S. TREASURY SECURITIES, CORPORATE BONDS AND MORTGAGE-BACKED SECURITIES until recently. As a result, we participated in this past summer's rally of the Treasury market.
   More recently, WE HAVE REPOSITIONED THE PORTFOLIO FOR THE MARKET CONDITIONS THAT WE BELIEVE LIE AHEAD. Although we expect further declines in short-term interest rates if the Federal Reserve Board continues to ease monetary policy in response to economic weakness overseas, we believe that long-term interest rates should remain near current levels. Accordingly, we have reduced the portfolio's average duration to a more neutral position. This position should help us capture higher yields more quickly if they become available. What's more, it is our opinion that prices in the corporate bond and mortgage-backed securities markets declined more than economic fundamentals currently warrant, creating some compelling values in high-quality securities. Accordingly, we have shifted some assets to these sectors from U.S. Treasuries.
   Our economic outlook calls for slow growth, low inflation and an accommodative monetary policy. In fact, the Federal Reserve Board has already reduced key short-term interest rates twice over the past few months, their first change in monetary policy since early 1997. Historically, these types of conditions have generally been favorable for high-quality U.S. bonds. On the other hand, we are aware of the dangers of continuing instability in overseas markets. While we do not currently expect these international influences to stop or reverse U.S. economic growth, we are monitoring the situation carefully. If conditions change, we are prepared to reposition the portfolio to attempt to capture the opportunities and avoid the risks that the future may bring.

FUND FACTS

FUND OBJECTIVE
To generate a high level of current income and preserve the value of its shareholders' investments.

INVESTMENT MANAGER                       DIVIDENDS
Citibank, N.A.                           Paid monthly

COMMENCEMENT OF OPERATIONS               CAPITAL GAINS
June 25, 1993                            Distributed semi-annually, if any

NET ASSETS AS OF 10/31/98                BENCHMARKS
$76.8 million                            o Lipper Intermediate Investment
                                           Grade Funds Average
                                         o Lehman Aggregate Bond Index



PORTFOLIO HIGHLIGHTS

PORTFOLIO DIVERSIFICATION AS OF OCTOBER 31, 1998

[the following table represents a pie chart in the printed piece]

 Asset-Backed Securities    6%
 Mortgage Obligations      27%
 Corporate Bonds           22%
 U.S. Treasury Issues      33%
*Short Term                12%

*Includes cash and net other assets.

FUND PERFORMANCE
TOTAL RETURNS
                                                                        SINCE
                                              TEN      ONE    FIVE     6/25/93
ALL PERIODS ENDING OCTOBER 31, 1998        MONTHS**   YEAR    YEAR*   INCEPTION*
--------------------------------------------------------------------------------

CitiFunds Intermediate Income Portfolio     7.57%     8.63%   5.76%     6.18%
Lipper Intermediate Investment Grade Funds
Average                                     6.63%     7.94%   6.09%     5.78%+
Lehman Aggregate Bond Index                 7.75%     9.34%   7.02%     7.26%+

 * Average Annual Total Return
** Not Annualized
 + From 6/30/93

30-Day SEC Yield            4.55%
Income Dividends Per Share $0.439


GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $13,782 (as of 10/31/98). The graph shows how this compares to its benchmarks over the same period.

[The following table represents a table in the printed piece.]

                                                                    CitiFunds
                   Lipper Intermediate     Lehman Aggregate        Intermediate
Date                  Inv. Grade Avg.          Bond Index          Income Fund
Jun-93                     10000                10000                 10030
Jul-93                     10042                10057                 10073
Aug-93                     10228                10233                 10325
Sep-93                     10268                10261                 10406
Oct-93                     10301                10299                 10416
Nov-93                     10209                10211                 10246
Dec-93                     10257                10266                 10299
Jan-94                     10387                10405                 10445
Feb-94                     10202                10224                 10215
Mar-94                      9980                 9971                  9968
Apr-94                      9890                 9891                  9868
May-94                      9875                 9890                  9841
Jun-94                      9856                 9869                  9810
Jul-94                     10004                10065                  9976
Aug-94                     10024                10077                 10003
Sep-94                      9911                 9929                  9836
Oct-94                      9896                 9920                  9798
Nov-94                      9867                 9898                  9760
Dec-94                      9914                 9967                  9838
Jan-95                     10072                10164                 10021
Feb-95                     10281                10406                 10249
Mar-95                     10345                10469                 10322
Apr-95                     10478                10616                 10439
May-95                     10848                11027                 10930
Jun-95                     10916                11107                 10992
Jul-95                     10887                11083                 10941
Aug-95                     11009                11217                 11039
Sep-95                     11106                11326                 11159
Oct-95                     11244                11473                 11199
Nov-95                     11401                11645                 11310
Dec-95                     11546                11808                 11456
Jan-96                     11622                11886                 11509
Feb-96                     11423                11679                 11279
Mar-96                     11345                11597                 11190
Apr-96                     11276                11532                 11113
May-96                     11256                11509                 11083
Jun-96                     11384                11664                 11245
Jul-96                     11410                11695                 11263
Aug-96                     11401                11675                 11230
Sep-96                     11587                11878                 11443
Oct-96                     11821                12142                 11693
Nov-96                     12016                12350                 11895
Dec-96                     11910                12235                 11769
Jan-97                     11805                12273                 11824
Feb-97                     11829                12303                 11853
Mar-97                     11705                12167                 11708
Apr-97                     11857                12349                 11889
May-97                     11959                12467                 11983
Jun-97                     12092                12615                 12115
Jul-97                     12403                12956                 12417
Aug-97                     12294                12846                 12296
Sep-97                     12465                13034                 12472
Oct-97                     12522                13223                 12688
Nov-97                     12557                13284                 12682
Dec-97                     12670                13418                 12813
Jan-98                     12833                13590                 13019
Feb-98                     12815                13580                 12986
Mar-98                     12861                13626                 13034
Apr-98                     12916                13697                 13078
May-98                     13031                13827                 13217
Jun-98                     13125                13944                 13329
Jul-98                     13147                13974                 13333
Aug-98                     13307                14201                 13583
Sep-98                     13601                14534                 13874
Oct-98                     13502                14457                 13782


The graph assumes all dividends and distributions are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Total Returns reflect certain voluntary fee waivers which may be terminated. If the waivers were not in place, total returns would be lower.

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS                                        October 31, 1998
--------------------------------------------------------------------------------
                                          PRINCIPAL
                                            AMOUNT
ISSUER                                  (000'S OMITTED)                    VALUE
--------------------------------------------------------------------------------
FIXED INCOME -- 86.8%
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 5.5%
--------------------------------------------------------------------------------
Aames Mortgage Trust
  6.59% due 6/15/24                          $ 375                $     381,735
Contimortgage Home
  Equity Loan
  6.13% due 3/15/13                            500                      500,935
Green Tree Financial Corp.
  6.71% due 8/15/29                            550                      537,883
  8.05% due 10/15/27                         1,500                    1,632,645
IMC Home Equity Loan
6.16% due 5/20/14                            1,000                    1,004,320
PNC Mortgage
  Securities Corp.
  6.392% due 10/25/13                          200                      195,563
                                                                   -------------
                                                                      4,253,081
                                                                   -------------
DOMESTIC CORPORATIONS -- 19.3%
--------------------------------------------------------------------------------
Associates Corp. N. A.
  5.96% due 5/15/37                            750                      745,912
Atlantic City Electric Co.
  7.01% due 8/23/02                            560                      591,018
BB&T Corp.
  6.375% due 6/30/05                         1,330                    1,384,184
Century Tel Enterprises Inc.
  6.30% due 1/15/08                            320                      326,736
Conseco Inc.
  6.40% due 6/15/01                            450                      453,744
Dayton Hudson Corp.
  5.95% due 6/15/00                            225                      228,199
Equitable Life Assurance
  6.95% due 12/01/05                           760                      807,941
Ford Motor Co.
  6.50% due 8/01/18                            520                      491,634
GTE Corp.
  6.36% due 4/15/06                            500                      522,945
General Electric
  Capital Corp.
  5.60% due 1/14/00                            285                      286,951
Hartford Financial
  Services Group Inc.
  6.375% due 11/01/08                          320                      318,251
MCI Communications Corp.
  6.125% due 4/15/12                           480                      490,824
Mattel Inc.
  6.00% due 7/15/03                            480                      493,235
Merrill Lynch & Co., Inc.
  6.00% due 7/15/05                            265                      264,944
National Rural Utilities
  6.20% due 2/01/08                            670                      697,008
Norfolk Southern Corp.
  6.95% due 5/01/02                          1,050                    1,096,378
Occidental Petroleum Corp.
  6.40% due 4/01/03                            400                      401,128
Petroleum Geological
  Services
  6.625% due 3/30/08                           565                      552,028
Philadelphia Electric Co.
  6.625% due 3/01/03                           670                      699,473
  7.125% due 9/01/02                           125                      132,133
Raytheon Co.
  5.95% due 3/15/01                            430                      435,366
  6.30% due 3/15/05                            290                      297,218

Sears Credit
  5.25% due 10/16/08                           820                      814,555
Sony Corp.
  6.125% due 3/04/03                           350                      357,861
Suntrust Banks Inc.
  6.00% due 1/15/28                            350                      353,479
TCI Communications Inc.
  6.875% due 2/15/06                           375                      401,006
USA Waste Services Inc.
  6.50% due 12/15/02                           650                      667,192
Union Pacific Resources
  Group Inc.
  6.50% due 5/15/05                            220                      218,882
Walt Disney Co.
  6.75% due 3/30/06                            270                      291,181
                                                                   -------------
                                                                     14,821,406
                                                                   -------------

MORTGAGE OBLIGATIONS -- 26.7%
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 10.0%
--------------------------------------------------------------------------------
Asset Securitization Corp.,
  Series 95
  7.10% due 8/13/29                            258                      273,175
  7.384% due 8/13/29                         1,000                    1,074,840
Asset Securitization Corp.,
  Series 97
  6.85% due 2/14/41                            225                      234,977
Commercial Mortgage Corp.
  5.80% due 3/15/06                            274                      272,342
GMAC Commercial
  Mortgage Inc.
  6.42% due 5/15/35                            550                      558,261
J.P. Morgan Commercial
  Mortgage Finance Corp.
  6.37% due 1/15/30                            249                      254,469
Merrill Lynch Mortgage Co.
  6.95% due 6/18/29                            469                      488,338
Morgan Stanley Capital
  Investment Inc.
  6.44% due 11/15/02                           350                      358,722

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS                   Continued            October 31, 1998
--------------------------------------------------------------------------------
                                          PRINCIPAL
                                            AMOUNT
ISSUER                                  (000'S OMITTED)                    VALUE
--------------------------------------------------------------------------------
Nomura Asset Securitization
  Corp.
  8.15% due 4/04/27                         $1,000                $   1,144,060
Norwest Asset
  Securities Corp.
  6.75% due 11/25/27                         2,000                    2,016,980
Residential Asset
  Securitization Trust
  7.00% due 2/25/08                            271                      272,650
Structured Asset Securities
  Corp.
  6.79% due 10/15/34                           704                      733,348
                                                                   -------------
                                                                      7,682,162
                                                                   -------------
MORTGAGE BACKED
SECURITIES/PASSTHROUGHS -- 14.4%
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp.
  6.00% due 4/15/08                            500                      503,100
  6.15% due 3/15/19                          2,000                    2,004,560
  6.25% due 6/15/24                            535                      550,717
  6.50% due 12/01/99                           500                      504,063
  6.75% due 8/15/04                          1,500                    1,518,750
  7.00% due 12/01/99                         2,000                    2,039,375
  8.50% due 4/01/01                             13                       13,290
Federal National
  Mortgage Association
  6.00% due 12/01/99                           575                      568,172
  6.50% due 12/01/99                           560                      564,374
  6.50% due 6/18/10                          1,000                    1,028,845
  7.349% due 8/17/21                           400                      429,336
  7.50% due 10/01/25                         1,104                    1,132,071
  7.50% due 4/01/26                             41                       42,137
  7.50% due 5/01/26                            180                      185,020
  8.00% due 6/01/02                             11                       10,819
                                                                   -------------
                                                                     11,094,629
                                                                   -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.3%
--------------------------------------------------------------------------------
  7.25% due 10/16/22                         1,683                    1,694,792
  8.00% due 12/15/07                            50                       51,872
                                                                   -------------
                                                                      1,746,664
                                                                   -------------
TOTAL MORTGAGE OBLIGATIONS                                           20,523,455
                                                                   -------------
YANKEE BONDS -- 1.9%
--------------------------------------------------------------------------------
Embotelladora Andina SA
  7.00% due 10/01/07                            55                       44,997
Ericsson Telephone
  6.75% due 2/12/02                            325                      345,022
Inter-American Development
  Bank
  6.95% due 8/01/26                          1,000                    1,096,610
                                                                   -------------
                                                                      1,486,629
                                                                   -------------
UNITED STATES GOVERNMENT
AND OTHER GOVERNMENT
OBLIGATIONS -- 33.4%
--------------------------------------------------------------------------------
UNITED STATES TREASURY BONDS -- 10.6%
  6.25% due 8/15/23                         $2,500                  $ 2,797,650
  6.625% due 2/15/27                         1,150                    1,361,669
  6.125% due 11/15/27                        3,000                    3,375,930
  3.625% due 4/15/28                           606                      606,508
                                                                   -------------
                                                                      8,141,757
                                                                   -------------
UNITED STATES TREASURY NOTES -- 18.9%
--------------------------------------------------------------------------------
  6.00% due 6/30/99                          4,800                    4,847,232
  5.625% due 4/30/00                           580                      590,510
  6.625% due 6/30/01                         2,665                    2,816,559
  5.75% due 11/30/02                           495                      519,438
  5.25% due 8/15/03                            320                      333,901
  5.875% due 2/15/04                           185                      198,037
  6.875% due 5/15/06                         3,000                    3,434,520
  6.50% due 5/31/02                          1,000                    1,068,910
  6.50% due 10/15/06                           355                      398,211
  5.625% due 5/15/08                           290                      312,611
                                                                   -------------
                                                                     14,519,929
                                                                   -------------
UNITED STATES AGENCY OBLIGATIONS -- 1.0%
--------------------------------------------------------------------------------
Tennessee Valley Authority
  5.88% due 4/01/36                            750                      786,367
--------------------------------------------------------------------------------
OTHER GOVERNMENT OBLIGATIONS -- 2.9%
--------------------------------------------------------------------------------
British Columbia
  Province
  5.375% due 10/29/08                          400                      396,760
Canadian Government
  5.25% due 11/05/08                           350                      348,292
Manitoba Province
  5.50% due 10/01/08                           910                      906,023
Republic of Ireland
  6.875% due 3/10/03                           500                      538,750
                                                                   -------------
                                                                      2,189,825
                                                                   -------------
TOTAL UNITED STATES
  GOVERNMENT & OTHER
  GOVERNMENT OBLIGATIONS                                             25,637,878
                                                                   -------------
TOTAL FIXED INCOME
  (Identified Cost $65,030,784)                                      66,722,449
                                                                   -------------
PREFERRED STOCK -- 0.8%
--------------------------------------------------------------------------------
Comed Financing I
  (Identified Cost $590,291)                    23                      582,012
                                                                   -------------

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       October 31, 1998
--------------------------------------------------------------------------------
                                          PRINCIPAL
                                            AMOUNT
ISSUER                                  (000'S OMITTED)                    VALUE
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS -- 16.3%
--------------------------------------------------------------------------------
FCC National Bank
  5.68% due 6/03/99                          $1,000               $     999,607
United States Treasury Bills
  4.14% due 12/24/98                           210                      208,723
  4.68% due 12/24/98                             8                        7,945
  4.72% due 12/24/98                            30                       29,792
Westdeutsche Landesbank
  Repurchase Agreement
  5.35% due 11/2/98 proceeds
  at maturity $11,264,020
  (collateralized by $10,540,000
  U.S. Treasury Note 5.75%
  due 4/30/03; valued at
  $11,486,953)                              11,259                   11,259,000
                                                                   -------------
TOTAL SHORT-TERM
  OBLIGATIONS
  (Identified Cost $12,505,067)                                      12,505,067
TOTAL INVESTMENTS
  (Identified Cost
  $78,126,142)                              103.9%                   79,809,528
OTHER ASSETS,
  LESS LIABILITIES                           (3.9)                   (3,021,164)
                                            =====                  -------------
NET ASSETS                                  100.0%                   $76,788,364
                                            =====                  =============


See notes to financial statements

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $78,126,142)      $79,809,528
Cash                                                                    759,150
Receivable for investments sold                                         335,135
Receivable for shares of beneficial interest sold                     1,454,498
Interest receivable                                                     893,522
--------------------------------------------------------------------------------
  Total assets                                                       83,251,833
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     6,316,613
Payable for shares of beneficial interest repurchased                    63,435
Payable to affiliate--Management fees (Note 2)                           10,999
Accrued expenses                                                         71,931
Income distribution payable                                                 491
--------------------------------------------------------------------------------
  Total liabilities                                                   6,463,469
--------------------------------------------------------------------------------
NET ASSETS for 7,676,368 shares of beneficial interest outstanding  $76,788,364
================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                     $77,349,154
Accumulated net realized loss from investment transactions and
  futures contracts                                                  (2,244,176)
Unrealized appreciation of investments                                1,683,386
--------------------------------------------------------------------------------
  Total                                                             $76,788,364
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE OF BENEFICIAL INTEREST                                       $10.00
================================================================================


CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
STATEMENT OF OPERATIONS
                                                   TEN MONTHS
                                                      ENDED         YEAR ENDED
                                                OCTOBER 31, 1998   DECEMBER 31,
                                                    (Note 1F)          1997
================================================================================
INVESTMENT INCOME (Note 1B):                      $2,423,695      $2,683,236
--------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                             273,701         235,757
Distribution fees (Note 3)                            97,750          58,940
Custody and fund accounting fees                      47,061          74,350
Audit fees                                            28,733          29,350
Shareholder reports                                   23,244          29,695
Transfer agent fees                                    9,500          12,000
Trustees fees                                         13,752          15,261
Legal fees                                            14,484          17,147
Miscellaneous                                         11,425           6,613
Shareholder servicing agent fee (Note 4)                  --          98,232
--------------------------------------------------------------------------------
  Total expenses                                     519,650         577,345
Less aggregate amounts waived by the
  Manager (Note 2)                                  (165,498)       (216,066)
Less fees paid indirectly (Note 1I)                   (2,288)         (7,637)
--------------------------------------------------------------------------------
  Net expenses                                       351,864         353,642
--------------------------------------------------------------------------------
Net investment income                              2,071,831       2,329,594
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions       688,674         334,262
Net realized gain (loss) on futures transactions      54,644         (61,794)
Net change in unrealized appreciation of
  investments and future contracts                   662,088         649,983
  Net realized and unrealized gain on investments
    and future contracts                           1,405,406         922,451
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                      $3,477,237      $3,252,045
================================================================================


See notes to financial statements

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                          TEN MONTHS
                                             ENDED       YEAR ENDED DECEMBER 31,
                                        OCTOBER 31, 1998 -----------------------
                                           (Note1F)       1997          1996
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income                    $ 2,071,831  $ 2,329,594  $ 2,655,675
Net realized gain (loss) from investments
  and futures transactions                   743,318      272,468     (830,939)
Net change in unrealized appreciation
  (depreciation) of investments and
  future contracts                           662,088      649,983     (643,316)
--------------------------------------------------------------------------------

Net increase in net assets
  resulting from operations                3,477,237    3,252,045    1,181,420

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                     (2,112,415)  (2,338,323)  (2,638,684)
--------------------------------------------------------------------------------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares          45,904,926      595,327    1,467,543
Net asset value of shares issued to
  shareholders from reinvestment of
  distributions                            2,110,978    2,335,328    2,602,603
Cost of shares repurchased                (9,293,925) (11,061,426)  (8,312,092)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  transactions in shares of beneficial
  interest                                38,721,979   (8,130,771)  (4,241,946)
NET INCREASE (DECREASE) IN NET ASSETS     40,086,801   (7,217,049)  (5,699,210)
NET ASSETS:
Beginning of period                       36,701,563   43,918,612   49,617,822
--------------------------------------------------------------------------------
End of period (including undistributed net
  investment income of $0,  $26,955
and $35,684 respectively)                $76,788,364  $36,701,563  $43,918,612
================================================================================

See notes to financial statements

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                           FOR THE PERIOD
                        TEN MONTHS                                          JUNE 25, 1993
                           ENDED           YEAR ENDED DECEMBER 31,         (COMMENCEMENT
                    OCTOBER 31, 1998    ------------------------------    OF OPERATIONS) TO
                        (Note 1F)       1997    1996     1995     1994    DECEMBER 31, 1993
-------------------------------------------------------------------------------------------
Net Asset Value,
  beginning of period     $9.72         $9.48   $9.77    $8.91    $9.88          $10.00
-------------------------------------------------------------------------------------------
Income From Operations:
Net investment income     0.447         0.575    0.54     0.57    0.521           0.261
Net realized and
  unrealized gain (loss)
  on investments          0.272         0.239   (0.29)    0.86   (0.959)          0.037
-------------------------------------------------------------------------------------------
    Total from operations 0.719         0.814    0.25     1.43   (0.438)          0.298
-------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income    (0.439)       (0.574)  (0.54)   (0.57)  (0.516)         (0.261)
In excess of net
  investment income        --             --      --       --       --           (0.006)
Net realized gain on
  investments              --             --      --       --    (0.016)         (0.151)
-------------------------------------------------------------------------------------------
    Total distributions  (0.439)       (0.574)  (0.54)   (0.57)  (0.532)         (0.418)
Net Asset Value,
   end of period         $10.00         $9.72   $9.48    $9.77    $8.91           $9.88
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)       $76,788       $36,702 $43,919  $49,618  $47,582         $61,183
Ratio of expenses to
  average net assets(A)   0.91%        *0.92%    0.90%    0.90%    0.90%          0.90%*
Ratio of expenses to
  average net assets
  after fees paid
  indirectly(A)          0.90%*         0.90%    0.90%    0.90%    0.90%          0.90%*
Ratio of net investment
  income to average
  net assets             5.30%*         5.92%    5.72%    5.97%    5.52%          4.95%*
Portfolio turnover        120%           146%     495%     396%     291%           103%
Total return             7.57%**        8.87%    2.73%   16.45%  (4.48)%          2.99%**

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated the net investment income per share and the ratios would have been as follows:

Net investment income
  per share             $0.412        $0.522    $0.50    $0.52   $0.475         $0.236
RATIOS:
Expenses to average
  net assets             1.33%*        1.47%    1.39%    1.42%    1.39%           1.38%*
Net investment income to
  average net assets     4.88%*        5.37%    5.23%    5.45%    5.03%           4.47%*
----------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
(A) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended before December 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds Intermediate Income Portfolio (formerly Landmark Intermediate Income Fund) (the "Fund") is a separate diversified series of CitiFunds Fixed Income Trust (the "Trust") which is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Manager of the Fund is Citibank, N.A. ("Citibank"). CFBDS, Inc. ("CFBDS") (formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Sub-Administrator and Distributor.
   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
   The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:
   A. INVESTMENT SECURITY VALUATIONS Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service, which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.
   B. INCOME Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for Federal income tax purposes. Gain and loss from principal paydowns are recorded as ordinary income.
   C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $2,218,509 of which $1,142,935 will expire on October 31, 2002 and $1,075,574 which will expire on October 31, 2004. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS  (Continued)

   D. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
   E. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
     F. CHANGE IN FISCAL YEAR END During fiscal year 1998, the Fund changed its fiscal year end from December 31 to October 31. G. Repurchase Agreements It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodial bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.
   H. FUTURES CONTRACTS The Fund may engage in futures transactions. The Fund may use futures contracts in order to protect the Fund from fluctuations in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other fund investments.
   Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.
   There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.
   H. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.
   I. FEES PAID INDIRECTLY The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expense on the Statement of Operations.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Fund's business affairs, and has a Management Agreement with the Fund. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. CFBDS acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time is agreed to by Citibank and CFBDS. Citibank is a wholly-owned subsidiary of Citigroup, Inc. Citigroup, Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc. which was completed on October 8, 1998.
   The management fees paid to Citibank, are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.70% of the Funds' average daily net assets. The management fee amounted to $273,701 of which $165,498 was voluntarily waived for the ten months ended October 31, 1998.
   Prior to January 1, 1998, such services were provided under separate investment advisory and administrative agreements. The investment advisory fee was computed at the annual rate of 0.35% of average daily net assets, which amounted to $137,525 of which $82,010 was voluntarily waived for the year ended December 31, 1997. The administrative fee was computed at an annual rate of 0.25% of average daily net assets, which amounted to $98,232 of which $75,116 was voluntarily waived for the year ended December 31, 1997 (Note 5). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

3. DISTRIBUTION FEES The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund pays fees for distribution, sales and marketing and shareholder services at an annual rate not to exceed 0.25% and 0.15%, respectively for the ten months ended October 31, 1998 and the year ended December 31, 1997 of the Fund's average daily net assets. The distribution fees amounted to $97,750 for the ten months

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

ended October 31, 1998 and $58,940 all of which was voluntarily waived for the year ended December 31, 1997. (Note 5).

4. SHAREHOLDER SERVICING AGENTS FEE -- The Fund had entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent received fees from the Fund, on an annualized basis, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintained a servicing relationship. Shareholder Servicing Agents' fees amounted to $98,232 for the year ended December 31, 1997 (Note 5).

5. OTHER -- At a Special Meeting on October 24, 1997, the Shareholders of the Fund approved a Management Agreement with Citibank, to provide administrative services, and a new Rule 12b-1 Service Plan, both effective January 1, 1998. These new agreements terminated the Fund's existing Administration, Distribution and Service Plan Agreements.

6. PURCHASES AND SALES OF INVESTMENTS  Purchases and sales of securities,  other
than   short-term   obligations,   aggregated   $84,626,936   and   $53,919,012,
respectively for the ten months ended October 31, 1998.

7. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)


                                    TEN MONTHS       YEAR ENDED      YEAR ENDED
                                       ENDED        DECEMBER 31,    DECEMBER 31,
                                 OCTOBER 31, 1998       1997            1996
================================================================================
Shares sold                          4,626,775           62,642       155,635
Shares issued to shareholders from
  reinvestment of distributions        214,180          244,817       276,737
Shares repurchased                    (940,430)      (1,162,555)     (881,410)
--------------------------------------------------------------------------------
    Net increase (decrease)          3,900,525         (855,096)     (449,038)
--------------------------------------------------------------------------------

8. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at October 31, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $78,151,808
--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $1,837,262
Gross unrealized depreciation                                        (179,542)
--------------------------------------------------------------------------------
    Net unrealized appreciation                                    $1,657,720
--------------------------------------------------------------------------------
9. LINE OF CREDIT The Fund, along with other CitiFunds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the ten months ended October 31, 1998 and for the year ended December 31, 1997, the commitment fees allocated to the Fund were $153 and $165, respectively. Since the line of credit was established there have been no borrowings.

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
CITIFUNDS INTERMEDIATE INCOME PORTFOLIO:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CitiFunds Intermediate Income Portfolio (the "Fund"), a separate series of CitiFunds Fixed Income Trust (the "Trust") (a Massachusetts business trust), as of October 31, 1998, the related statement of operations for the ten months ended October 31, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the ten months ended October 31, 1998 and the years ended December 31, 1997 and 1996, and the financial highlights for the ten months ended October 31, 1998 and for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CitiFunds Intermediate Income Portfolio at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 1998

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., CHAIRMAN
Philip W. Coolidge*, PRESIDENT
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*AFFILIATED PERSON OF SUB-ADMINISTRATOR AND DISTRIBUTOR

INVESTMENT MANAGER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor
Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

  THE CITIFUNDS FAMILY

  LARGE CAP STOCKS
o CitiFunds Growth & Income Portfolio
o CitiFunds Large Cap Growth Portfolio

  SMALL CAP STOCKS
o CitiFunds Small Cap Growth Portfolio
o CitiFunds Small Cap Value Portfolio

  INTERNATIONAL STOCKS
o CitiFunds International Growth & Income Portfolio
o CitiFunds International Growth Portfolio

  GROWTH WITH INCOME
o CitiFunds Balanced Portfolio

  BONDS
o CitiFunds Intermediate Income Portfolio
o CitiFunds Short-Term U.S. Government Income Portfolio
o CitiFunds New York Tax Free Income Portfolio
o CitiFunds California Tax Free Income Portfolio
o CitiFunds National Tax Free Income Portfolio

  MONEY MARKETS
o CitiFunds Cash Reserves
o CitiFunds U.S. Treasury Reserves
o CitiFunds Tax Free Reserves
o CitiFunds New York Tax Free Reserves
o CitiFunds California Tax Free Reserves
o CitiFunds Connecticut Tax Free Reserves

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

For more information contact your Service Agent or call 1-800-625-4554

CitiFunds are made available by CFBDS, Inc. as distributor.

(C)1998 Citicorp     [Recycle Logo] Printed on recycled paper       CFA/INI/1098